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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         ------------------------------

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 12, 2004

                         Commission file number 0-21139

                          DURA AUTOMOTIVE SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

                       DELAWARE                               38-3185711
            (State or other jurisdiction of                (I.R.S. Employer
            incorporation or organization)                Identification No.)

                  2791 RESEARCH DRIVE                            48309
               ROCHESTER HILLS, MICHIGAN                      (Zip Code)
       (Address of principal executive offices)

                                 (248) 299-7500
              (Registrant's telephone number, including area code)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

EXHIBIT NUMBERS AND DESCRIPTION

     99.1 Fourth quarter earnings press release dated February 12, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 12, 2004, Dura Automotive Systems, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three and twelve months ended December 31, 2003. The information in Exhibit 99.1 is being provided pursuant to Item 12 of Form 8-K.

         The information in Item 12 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 12 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DURA AUTOMOTIVE SYSTEMS, INC.


Date:  February 12, 2004         By /s/ David Bovee
                                    ---------------
                                    David Bovee
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)


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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION

99.1     Fourth quarter earnings press release dated February 12, 2004.